Exhibit 10.1

FIFTH AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Warehousing Credit Agreement (the “Amendment”) is made and entered into as of July __, 2005 (“Effective Date”), by and among PLM Equipment Growth Fund VI, a California limited partnership (“EGF VI”), PLM Equipment Growth & Income Fund VII, a California limited partnership (“EGF VII”), Transportation Equipment-PLM, LLC, a Delaware limited liability company (“TEP”), Acquisub, LLC, a Delaware limited liability company (“Acquisub”), and Rail Investors II, LLC, a Delaware limited liability company (“Rail”) (EGF VI, EGF VII, TEP, Acquisub, and Rail, each individually being a “Borrower” and, collectively, the “Borrowers”), PLM Financial Services, Inc., a Delaware corporation and the sole general partner, in the case of EGF VI and EGF VII, and the sole manager, in the case of Acquisub (“FSI”), the banks, financial institutions and institutional lenders from time to time party to the Credit Agreement (defined below) and defined as Lenders therein (“Lenders”), and Comerica Bank (“Comerica Bank”), not in its individual capacity, but solely as agent (in such capacity, the “Agent”).

Recitals

A. Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Amended and Restated Warehousing Credit Agreement dated as of March 17, 2004, as amended by that certain First Amendment to Amended and Restated Warehousing Credit Agreement dated as of September 3, 2004, that certain Second Amendment to Amended and Restated Warehousing Credit Agreement dated as of October 20, 2004, that certain Third Amendment to Amended and Restated Warehousing Credit Agreement dated as of December 28, 2004 by and among the Borrowers, FSI, Agent, and the Lenders, and that certain Fourth Amendment to Amended and Restated Warehousing Credit Agreement dated as of March 24, 2005 by and among the Borrowers, FSI, Agent, and the Lenders (the “Credit Agreement”). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.  Concurrently herewith MILPI Holdings, LLC, a Delaware limited liability company (“MILPI”) is entering into a $15,000,000 loan facility with LaSalle Bank National Association (“LaSalle”) pursuant to which MILPI will replace PLM Rail V, LLC as a borrower thereunder. MILPI ‘s obligations thereunder will be secured by the railcars, leases and other related assets financed by LaSalle thereunder (the “MILPI Collateral”). Agent, Lenders, and LaSalle will enter into an Intercreditor Agreement (the “Intercreditor Agreement”) pursuant to which Agent will release its security interest in the MILPI Collateral and Agent and Lenders will disclaim any interest in the cash proceeds derived from the MILPI Collateral and that are deposited into the “PLMI Deposit Accounts” (as defined therein), to the extent provided therein. In connection therewith, Borrowers and FSI have requested that the Lenders amend the liquidity covenant to reflect the availability under the LaSalle loan facility plus certain funds held in escrow, and to enter into certain other amendments to the Credit Agreement and other Loan Documents, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Lenders and Agent hereby agree as follows:

Section 1. Amendments.

1.1 Definition of Compliance Certificate. The definition of “Compliance Certificate” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Compliance Certificate” means, (i) with respect to any Equipment Growth Fund, a certificate signed by a Responsible Officer of such Equipment Growth Fund, substantially in the form of Exhibit D, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof; (ii) with respect to MILPI, (I) a certificate signed by a Responsible Officer of MILPI, substantially in the form of Exhibit A to the MILPI Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof, (II) a certificate signed by a Responsible Officer of MILPI and by the Escrow Agent (as defined in the MILPI Letter), substantially in the form of Exhibit B-1 to the MILPI Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof, and (III) a certificate signed by a Responsible Officer of MILPI and by LaSalle (as defined in the MILPI Letter), substantially in the form of Exhibit B-2 to the MILPI Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof; and (iii) with respect to JAC and GDE, a certificate signed by a Responsible Officer of JAC and GDE, substantially in the form of Exhibit A to the JAC/GDE Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

1.2 Cash Balances. Section 7.4 of the Credit Agreement is hereby deleted in its entirety.

1.3 Cross Default to LaSalle Loan and Security Agreement. Section 8.1.2 of the Credit Agreement is hereby amended by adding the following new clause (d) to the end thereof:

“(d) there occurs an “Event of Default” as defined in the Amended and Restated Loan and Security Agreement dated as of July , 2005 by and between MILPI and LaSalle Bank National Association (as the same may from time to time be amended, modified, supplemented, renewed, extended or restated, the “LaSalle Loan and Security Agreement”); or”

1.4 Amendment to Form of Compliance Certificate. Exhibit D to the Credit Agreement (Form of Compliance Certificate) is deleted in its entirety and Exhibit A hereto is incorporated into the Credit Agreement as Exhibit D thereto.

Section 2. Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1 Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI and each Borrower, and consented to and acknowledged by the Guarantors and the Rail Guarantors, and the same shall have become effective.

2.2 Third Amended and Restated MILPI Letter. Agent shall have received a Third Amended and Restated MILPI Letter dated as of July , 2005 in substantially the form attached hereto as Exhibit B, in form and substance satisfactory to Lenders, duly executed and delivered by MILPI.

2.3 LaSalle Loan and Security Agreement. Agent shall have received the LaSalle Loan and Security Agreement and any related loan documents duly executed and delivered by MILPI, LaSalle, and each other party thereto, in form and substance satisfactory to Lenders, certified as true and complete by a Responsible Officer of MILPI.

2.4 Intercreditor Agreement. Agent shall have received the Intercreditor Agreement duly executed and delivered by LaSalle and acknowledged by MILPI, in form and substance satisfactory to Lenders.

2.5 Escrow Agreements. Agent shall have received the Escrow Agreements (as defined in the MILPI Letter) duly executed and delivered by the Escrow Agent, PLMI, and the respective purchasers named therein, in form and substance satisfactory to Lenders, certified as true and complete by a Responsible Officer of MILPI.

2.6 Other Documents. Agent shall have received such other documents, information and items as reasonably requested by Agent.

2.7 Payment of Fees. Agent shall have received reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 3. Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Credit Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 4. Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Each of Borrower and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower or FSI, as applicable.

Section 5. Ratification and Reaffirmation of Liens. Each of TEP, Acquisub, EGF VI, and Rail hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Section 6. Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 7. Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of the Effective Date. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment, the Credit Agreement, and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and/or their affiliates pursuant to the Credit Agreement and the other Loan Documents, as amended hereby.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[signature page to follow]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers: PLM Equipment Growth Fund VI

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

PLM Equipment Growth & Income Fund VII

By PLM Financial Services, Inc.,
Its General Partner

By
Its________________________________________

Transportation Equipment-PLM, LLC

By: MILPI Holdings, LLC,
a Delaware limited liability company

By: Its Managing Member,

PLM MILPI Holdings LLC,
A Delaware limited liability company

By:_________________________
James A. Coyne, Manager

Acquisub, LLC

By PLM Financial Services, Inc.,
Its Manager

By
Its________________________________________

Rail Investors II, LLC

By________________________________
Gary D. Engle, Manager

By________________________________
James A. Coyne, Manager

FSI: PLM Financial Services, Inc.

By
Its________________________________________

Lenders: Comerica Bank

By
Its________________________________________

First Bank dba First Bank & Trust

By
Its________________________________________

Agent: Comerica Bank

By
Its________________________________________

The undersigned Guarantors under the Second Amended and Restated Guaranty dated as of October 20, 2004 (the “Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers (other than Rail) under the Credit Agreement, as amended pursuant to this Amendment.

In addition, each of PLMI and MILPI hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to its respective Security Agreements, as collateral security for the Secured Obligations (as defined therein), and acknowledges that all of such liens and security interests, and all Collateral (as defined therein) heretofore pledged as security for the Secured Obligations (as defined therein), continues to be and remains Collateral (as defined therein) for the Secured Obligations (as defined therein) from and after the date hereof.

Executed as of July __, 2005.

PLM International, Inc.

By:__________________________
Its:__________________________

PLM Financial Services, Inc.

By:_________________________
Its:_________________________

PLM Transportation Equipment Corporation

By:__________________________
Its:__________________________

(signatures continued on the following page)

MILPI Holdings, LLC

By: Its Managing Member,

PLM MILPI Holdings LLC,
a Delaware limited liability company

By:_________________________
James A. Coyne, Manager

The undersigned Rail Guarantors under the Rail Guaranty dated as of October 20, 2004 (the “Rail Guaranty”) hereby consent to the terms of the foregoing amendment and acknowledge that the Rail Guaranty remains fully effective in accordance with its terms with respect to the obligations of Rail under the Credit Agreement, as amended pursuant to this Amendment.

Executed as of July __, 2005.

GDE Investment Corp.

By:__________________________
Printed Name: Gary D. Engle
Title: President

JAC Investment Corp.

By:__________________________
Printed Name: James A. Coyne
Title: President

Exhibit A

(Exhibit D to Credit Agreement dated as of March 17, 2004)

FORM OF COMPLIANCE CERTIFICATE

[Insert Borrower’s Name]

_____________, 200__

To:	Comerica Bank, as Agent
275 Battery Street, Suite 1100
San Francisco, CA 94111
Attention: Alan Barkley

Re:
Amended and Restated Warehousing Credit Agreement dated as of March 17, 2004 (as amended and as the same may from time to time be further amended, modified, supplemented, renewed, extended or restated, the “Credit Agreement”), by and among PLM Equipment Growth Fund VI, a California limited partnership, PLM Equipment Growth & Income Fund VII, a California limited partnership, Transportation Equipment-PLM, LLC, a Delaware limited liability company, Acquisub, LLC, a Delaware limited liability company, and Rail Investors II, LLC, a Delaware limited liability company (any one individually, a “Borrower,” and collectively the “Borrowers”), PLM Financial Services, Inc., a Delaware corporation (“FSI”), the banks, financial institutions and other institutional lenders from time to time party thereto and defined therein as Lenders (such entities, together with their respective successors and assigns being collectively referred to herein as “Lenders”), and Comerica Bank in its capacity as Agent on behalf and for the benefit of Lenders (“Agent”).

Ladies and Gentlemen:

Reference is made to the Credit Agreement. The terms used in this Compliance Certificate which are defined in the Credit Agreement have the same meaning herein as ascribed to them therein.

Pursuant to Subsection 5.1.4 (and other applicable sections) of the Credit Agreement, the undersigned Borrower hereby certifies as follows:

1. The information furnished in Schedule 1 attached hereto was true, accurate and complete as of the last day of the fiscal quarter immediately preceding the date of this Compliance Certificate; provided, however, that if such certificate is being delivered with respect to a requested borrowing of a Loan under the Credit Agreement, then if expressly provided in Schedule 1, such information shall be true, accurate and complete through the requested Funding Date. The calculation of each item is subject to the more detailed description thereof set forth in the Credit Agreement;

2. The below identified Responsible Officer has reviewed the terms of the Credit Agreement and the Notes and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Exhibit A delivered pursuant to Sections 5.1.1 or 5.1.2, as applicable, of the Credit Agreement;

3. Except as disclosed in Schedule 2 attached hereto, the representations and warranties of the Borrowers set forth in Section 4 of the Credit Agreement are true, accurate and complete as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be deemed to be made as of such date; and

4. Such review has not disclosed the existence during or at the end of such accounting period, and the undersigned does not have knowledge of the existence as of the date hereof, of any Event of Default or Potential Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto.

In Witness Whereof, this Compliance Certificate is executed by the undersigned this ____ day of ________________________, 200__.

[Insert Borrower’s Name]

By: _____________________,
a _______________
Its ______________

By: By:
[Name of Officer]
[Title of Officer]

Schedule 1 To
Compliance Certificate

Dated           , 200__

FINANCIAL COVENANTS OF EQUIPMENT GROWTH FUNDS

A. Minimum Operating Cash Flow Coverage Ratio (Section 7.1) (as measured on a consolidated basis separately for each Equipment Growth Fund, as of the last day of each fiscal quarter of such Equipment Growth Fund, or as of the date of any request for a Loan pursuant to Section 3.2.1):

1. Consolidated EBIDA of such Equipment Growth Fund adjusted for gains or losses on the sale of Equipment in the ordinary course of  business to the extent not already taken into account in the determination of Consolidated EBIDA
$

                2.
(a) The aggregate amount of principal payments due on Consolidated Funded Debt of such Equipment Growth Fund (excluding the Loans) during the four consecutive fiscal quarters immediately succeeding such date
$
(b) Consolidated Interest Expense of such Equipment Growth Fund	$

(c) Twenty-five percent (25%) of the aggregate principal amount of the Loans outstanding for such Equipment Growth Fund on such date (excluding principal amounts of Loans outstanding for ninety (90) days or less)
$

Note: Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date

3. Line 2(a) plus Line 2(b) plus Line 2(c)	$

4. Line 1 divided by Line 3

               Minimum Operating Cash Flow Coverage Ratio of not less than 1:25:1:00

B.  Minimum Total Cash Flow Coverage Ratio (Section 7.2) (as measured on a consolidated basis separately for each Equipment Growth Fund, as of the last day of each fiscal quarter of such Equipment Growth Fund, or as of the date of any request for a Loan pursuant to Section 3.2.1):

1.
(a) Consolidated EBIDA of such Equipment Growth Fund, adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of Consolidated EBIDA
$

$
(c) cash distributions to such Equipment Growth Fund’s shareholders, partners or members, as the case may be, made during the four consecutive fiscal quarters ending on such date	$

2. Line 1(a) plus Line 1(b) minus Line 1(c)	$

3. (a) the aggregate amount of principal payments on Consolidated Funded Debt of such Equipment Growth Fund (excluding the Loans) made during the four consecutive fiscal quarters ending on such date	$

(b) Consolidated Interest Expense of such Equipment Growth Fund	$

(c) twenty-five percent (25%) of the aggregate principal amount of the Loans outstanding for such Equipment Growth Fund on such date (excluding principal amounts of Revolver Loans outstanding for ninety (90) days or less)
$

Note: Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date

4. Line 3(a) plus Line 3(b) plus Line 3(c)	$

5. Line 2 divided by Line 4

Minimum Total Cash Flow Coverage Ratio of 1.00:1.00.

C.
Maximum Leverage Ratio (Section 7.3) (as measured on a consolidated basis separately for each Equipment Growth Fund, as of the last day of each fiscal quarter of such Equipment Growth Fund, or as of the date of any request for a Loan pursuant to Section 3.2.1)

1. Consolidated Total Liabilities of such Equipment Growth Fund	$

2. Consolidated Tangible Net Worth of such Equipment Growth Fund (a) Consolidated Total Assets	$

(b). Consolidated Total Liabilities	$

(c) Consolidated Intangible Assets	$___________

(d). Line 2(a) minus Line 2(b) minus Line 2(c)	$

3. Line 1 divided by Line 2(d)

Maximum Leverage Ratio of not more than 1.50:1.00

Schedule 2 to
Compliance Certificate

Dated ________________, 200_

LIST OF EXCEPTIONS

Condition(s) or event(s) constituting an Event of Default or Potential Event of Default:

Period of existence:

Remedial action with respect to such condition or event:

Exhibit A To
Compliance Certificate

FINANCIAL STATEMENTS